UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): July 14, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 1.01 - Entry into a Material Definitive Agreement

On July 9, 2014 the Company completed a Securities Purchase Agreement (the "Agreement") with a group of accredited investors.

The Debentures are issued pursuant to an exemption from registration under
Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") and therefore are not registered under the Securities Act or the securities laws of any state of the United States and cannot be offered, sold, pledged or otherwise transferred or assigned in the United States or to a resident of the United States unless an exemption from such registration requirements is available. This Debenture has not been and will not be qualified for sale or registered under the laws of any other jurisdiction and any transferee should refer to the securities laws of any jurisdiction applicable to them.

Under the Agreement, the accredited investors agreed to purchase from us 14 unsecured Debenture Units for gross proceeds of $70,000. Each Debenture Unit is comprised of (i) the issuance of $5,000 of debentures bearing interest at a rate of 24% per annum, with a minimum maturity period of three (3) months to a maximum of one (1) year from the date of issuance and (ii) 500 warrants which may be exercised at $1.00 per warrant to receive one common share prior to July 9, 2016. The Debenture shall be designated as Debenture Due July 9, 2016.

The Company paid management and administrative fees of $3,500 plus $1,500 respectively to facilitate the transaction.

The descriptions of the Subscription Agreement, the Debenture Agreement, the Warrant Certificate and the Exercise Forms set forth above are qualified in their entirety by reference to the full extent of such documents, which are included as exhibits to this Current Report on Form 8-K.

Item 2.03 - Creation of Direct Financial Obligation

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 3.02 - Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

We are relying on an exemption from the registration requirements of the Securities Act for the private placement of our securities under the Purchase Agreement pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering. The investors are each an "accredited investor" and each investor has access to information about us and their investment.

Item 9.01 - Financial Statements and Exhibits.

Exhibit
No.        Description

10.10 Form of Securities Purchase Agreement, Subscription Document, Debenture, Warrant Certificate and Exercise Forms dated July 1, 2014, between the Company and the investors.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  July 14, 2014.                    EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHAEL DAVIDSON, B.SC
                                         ------------------------------
                                          MICHAEL DAVIDSON
                                          Chairman of the Board
                                          Chief Executive Officer